Kaman Corporation (NASDAQ-GS: KAMN)
Kaman Corporation (NASDAQ-GS: KAMN)
Gabelli Best Ideas Conference
December 4, 2008

Slide 2
Forward-Looking Statements
This presentation may contain forward-looking information relating to the company's business and prospects, including the Aerospace and
Industrial Distribution businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) domestic and foreign economic and competitive conditions in markets served by the company, particularly the defense, commercial aviation and industrial production markets; 5) risks associated with successful implementation and ramp up of significant new programs; 6) management's success in resolving operational issues at the Aerostructures
Wichita facility, including successful negotiation of the Sikorsky TRP program; 7) successful implementation of the Deed of Settlement agreed upon with the Commonwealth of Australia, which terminates the Australia SH-2G (A) program with a mutual release of claims; 8) receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options, successful negotiation of price increases with the U.S. government, and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; 9) satisfactory resolution of the company’s litigation with the U.S. Army procurement agency relating to the FMU-143 program; 10) continued support of the existing K-MAX helicopter fleet, including sale of existing K-MAX spare parts inventory; 11)
cost growth in connection with environmental remediation activities at the Bloomfield, Moosup and New Hartford, CT facilities; 12) profitable integration of acquired businesses into the company's operations; 13) changes in supplier sales or vendor incentive policies; 14) the effect of price increases or decreases; 15) pension plan assumptions and future contributions; 16) future levels of indebtedness and capital expenditures; 17) continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs therefore; 18) the effects of currency exchange rates and foreign competition on future operations; 19) changes in laws and regulations, taxes, interest rates, inflation rates, general business conditions and other factors; and 20) other risks and uncertainties set forth in the company's annual, quarterly and current reports, and proxy statements. Any forward-looking information provided in this report should be considered with these factors in mind. The company assumes no obligation to update any forward-looking statements contained in this report.
Contact:
Eric B. Remington, Vice President
(860) 243-6334
Eric.Remington@kaman.com

Slide 3
KAMAN CORPORATION: More Focused Company
Focused on two core businesses: Aerospace and Industrial Distribution
 • Sold Music subsidiary to Fender on 12/31/07
 ❑  Provided additional capital for investment in core businesses
 • Settlement of Australian helicopter contract
 ❒  Reduced risk profile
 ❒  Allows increased focus on support and subcontract business
 ❒    Potential for upside based on successful remarketing of aircraft

Corporate:
 ✓Closed on a $50 million term loan in October
Slide 4
 ✓Appointed William Denninger CFO, to replace the retired Robert Garneau
2008 SIGNIFICANT EVENTS

Aerospace:

- Aerostructures
- Precision Products
- Helicopters
- Specialty Bearings

12%
5%
9%
11%
63%

Slide 5
Distribution:
Industrial Distribution
2008 YTD Sales at 9/26/08 - $937 Million
SALES MIX

Aerospace:
 ✓Appointed Greg Steiner, President Kaman Aerospace Group
 ✓Helicopters - Settlement negotiated with Commonwealth of
  Australia
 ✓Aerostructures - Awarded multi-year contract with a potential value in excess of $100 million to supply Boeing with components for the
  A-10 re-wing program
 ✓Aerostructures - Acquired Brookhouse Holdings, Limited
Slide 6
 ✓Kamatics received UTC Supplier Gold Award
2008 SIGNIFICANT EVENTS

Slide 7
 Talented, committed employees - Proven management team
BROOKHOUSE HOLDINGS, LTD.: Strategic Fit
 ▪ Accelerates growth and increases scale in Aerostructures market
 ▪ Enhances our composite capabilities - RFI technology provides differentiator
 ▪ Balanced portfolio of platforms and mix of business
 • 47% Commercial, 53% Military
 • 66% OEM, 34% Repair and Overhaul
 ▪ Adds a world class tooling capability to Kaman’s portfolio
 ▪ Provides entry into higher margin aftermarket services business

KAMAN

Commercial Aircraft		
Key Platforms	*Kaman*	*Brookhouse*
B-737	√	
B-767	√	
B-777	√	
A-320		√
A-330 / 340		√
A-350		Pending
Unidentified new wide body		√

Military Aircraft		
Key Platforms	*Kaman*	*Brookhouse*
UH-60	√	
C-17	√	
A-10	√	
F-35 (JSF)		√
Eurofighter		√
A-400 M		√
T-45 Goshawk		√

Slide 8
 Complementary platform positions - improves diversification
AEROSTRUCTURES: Platforms

AEROSTRUCTURES WICHITA UPDATE
Slide 9
• Issues
 ❒ Entered into three large complex assembly programs without adequate infrastructure
 ❒  Has resulted in significant operational charges in 2008
 ♦  Goodwill impairment - $7.8 million (Q2)
    ♦  Tooling - $2.5 million (Q1)
 ♦  Inventory - $1.8 million (Q3)
 ♦ EAC adjustments and other - $5.8 million (Q1-Q3)
• Actions
 ❒ Installed new leadership
 ❒   Invested in people, tooling, and equipment to rebuild infrastructure
1. Results
 ❒  Resumed production for major customer
 ❒  AS9100 certification reinstituted

Aerospace:

Aerostructures
Precision Products
Helicopters
Specialty Bearings
12%
5%
9%
11%
63%

Slide 10
Distribution:
Industrial Distribution
2008 YTD Sales at 9/26/08 - $937 Million
SALES MIX

Industrial Distribution:
 ✓ Acquired Industrial Supply Corporation of Richmond, VA
 ✓Savannah Distribution Center opened to support increased
  business in the Southeast
 ✓Acquired Industrial Rubber and Mechanics, Inc. of Puerto Rico
Slide 11
2008 SIGNIFICANT EVENTS

KIT Branch Location
Distribution Center
ISC Branch Location
INRUMEC Location
Slide 12
KAMAN INDUSTRIAL TECHNOLOGIES LOCATIONS

Slide 13
KAMAN INDUSTRIAL TECHNOLOGIES - Current Market Update
 • Tough comparative period: Q4 07 + 10% sales growth
 • Q4 to date:
 ❑  Low single digit organic sales growth
 ❑  Acquisitions adding 8-10% sales growth
 • Initiating contingency action plans

1 Corporate expense percentage is to Total Sales
(In thousands) SEGMENTS	Net Sales		Operating Income/(Loss)		Operating Margin
	Q3 2008	Q3 2007	Q3 2008	Q3 2007	Q3 2008	Q3 2007
1. Aerostructures	$44,047	$25,713	$173	$1,631	0.4%	6.3%
2. Precision Products	32,599	22,104	3,598	2,687	11.0%	12.2%
3. Helicopters	17,373	18,220	3,453	2,283	19.9%	12.5%
4. Specialty Bearings	36,839	30,729	13,641	10,859	37.0%	35.3%
5. Subtotal Aerospace	130,858	96,766	20,865	17,460	15.9%	18.0%
6. Industrial Distribution	204,275	178,090	10,704	9,045	5.2%	5.1%
7. Net gain/(loss) on sale of assets			301	1
8. Corporate expense			(7,422)	(9,498)	[1] (2.2%)	[1](3.5%)
9. Sales/Op. inc. from continuing ops	$335,133	$274,856	$24,448	$17,008	7.3%	6.2%

Slide 14
INCOME STATEMENT HIGHLIGHTS
For quarters ended September 26, 2008 and September 28, 2007

1 Corporate expense percentage is to Total Sales
(In thousands) SEGMENTS	Net Sales		Operating Income/(Loss)		Operating Margin
	2008	2007	2008	2007	2008	2007
1. Aerostructures	$103,784	$74,214	$(7,090)	$9,862	(6.8)%	13.3%
2. Precision Products	83,965	64,566	6,283	9,232	7.5%	14.3%
3. Helicopters	50,092	54,703	7,177	1,014	14.3%	1.9%
4. Specialty Bearings	109,585	94,179	40,550	31,622	37.0%	33.6%
5. Subtotal Aerospace	347,426	287,662	46,920	51,730	13.5%	18.0%
6. Industrial Distribution	589,773	526,106	29,512	26,043	5.0%	5.0%
7. Net gain/(loss) on sale of assets			94	15
8. Corporate expense			(23,704)	(28,997)	[1] (2.5%)	[1](3.6%)
9. Sales/Op. inc. from continuing ops	$937,199	$813,768	$52,822	$48,791	5.6%	6.0%

Slide 15
INCOME STATEMENT HIGHLIGHTS
For nine months ended September 26, 2008 and September 28, 2007

Q&A

Appendix
AEROSPACE: Military vs. Commercial Sales Mix (YTD 9/26/08)
       Commercial Military
   Aerostructures    27%    73%
   Precision Products   3%   97%
   Helicopters    20%   80%
   Specialty Bearings   78%   22%